MORTGAGE

      THIS MORTGAGE (herein called "Mortgage") is made as of the 9th day of March, 2005, by and between (i) ROBCOR, LLC, a Kentucky limited liability company, with a mailing address of 3505 Castlegate Court, Lexington, Kentucky 40502 (hereinafter referred to as the "Borrower"), and (ii) COMMUNITY TRUST BANK, INC., a Kentucky banking corporation, having its office and principal place of business at 100 East Vine Street, Lexington, Kentucky 40507 (the "Bank").

                                  INTRODUCTION

      A. Pursuant to the terms of that certain Loan Agreement of even date herewith by and between Borrower and Bank (the "Loan Agreement"), the Bank agreed to make a term loan to the Borrower in the face principal amount of Four Hundred Ninety Nine Thousand and No/100 Dollars ($499,000.00) (the "Loan"), as evidenced by that certain Term Note of even date herewith made by Borrowers payable to the order of the Bank in the face principal amount of $499,000.00 (the "Note") to finance the purchase by the Borrower of certain real estate located at 293-301 Blue Sky Parkway, located in Lexington, Fayette County, Kentucky, as more fully described in Tract 1 on Exhibit A, attached hereto and incorporated herein by reference (referred to herein as the "Acquisition Property").

      B. The Borrower desires to grant a lien to the Bank as security for payment of the Note and for other obligations more fully described herein, pursuant to the terms of this Mortgage.

      C. The maturity date of the Note is March 9, 2008, which shall be the maturity date of this Mortgage.

GRANTING CLAUSES

      NOW, THEREFORE, in consideration of the Loan and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, and to secure (i) payment of the Note and all extensions, renewals and modifications thereof, (ii) all obligations of the Borrower hereunder, under the Loan Agreement, and under the "Loan Documents", as that term is defined in the "Loan Agreement"; and (iii) all other obligations, whether now existing or hereafter arising, of the Borrower to the Bank (collectively, the "Secured Obligations"), Borrower does hereby irrevocably grant, bargain and sell, convey and confirm, mortgage, transfer and assign to the Bank, all the following described property whether now owned or held or hereafter acquired by Borrower:

      (a) That certain parcel of real property located in Lexington, Fayette County, Kentucky more particularly described on Exhibit "A" attached hereto and made a part hereof, which includes the Acquisition Property and another tract of land owned by the Borrower at 261-289 Blue Sky Parkway, Lexington, Kentucky (the "Ancillary Property") (the Acquisition Property and the Ancillary Property being hereinafter collectively referred to as the "Real Property").

      (b) All leases, subleases and licenses now existing or hereafter made of all or any part of the Real Property, and the rents, revenues, avails and receivables therefrom, security and other deposits thereunder, any award made hereafter to Borrower in any court proceeding involving any lessee, sublessee or licensee or in any bankruptcy, insolvency, reorganization or similar proceeding in any court, and any payment made by any lessee, sublessee or licensee in place of rent for any such property.

      (c) All of the estate, title and interest of Borrower in and, to all buildings, structures, streets, parking lots, sidewalks, curbs, utility distribution systems, lighting and other improvements of every kind and nature whatsoever now or hereafter constructed or located in or about the Real Property and all gas and electric fixtures, radiators, heaters, machinery, ranges, and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, water heaters, mirrors, air conditioning apparatus, window screens, awnings and storm sashes, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, building supplies and materials, and personal property of every kind and nature whatsoever now or hereafter owned by Borrower and located in, on or about, or used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Real Property and all improvements thereto and also including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of Borrower in any such furnishings, furniture, fixtures, machinery, equipment, appliances and personal property subject to or covered by any prior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Borrower or on behalf of Borrower (all of the foregoing is collectively referred to herein as the "Improvements"). The location of the Improvements is the location of the Real Property.

      (d) All (i) easements, tenements, privileges, advantages, accessions, hereditaments and appurtenances belonging, benefitting or in any way appertaining to the Real Property and other property described in these granting clauses and all Improvements now or hereafter located thereon, and the rents, issues and profits thereof, and (ii) the reversions, remainders, earnings, revenues, rents, issues and profits thereof.

      (e) All proceeds derived from any taking by condemnation or eminent domain or similar proceedings or transfer in place or in anticipation thereof, and all insurance proceeds from insurance policies resulting from damage to or destruction of, all or any part of the properties described in these granting clauses and all Borrower's right title and interest in all contracts or agreements to sell all or any portion of the Real Property or improvements.

      TO HAVE AND TO HOLD all such Real Property, the Improvements and all other property and rights described in the above granting clauses (collectively herein called the "Mortgaged Property") unto the Bank, its successors and assigns, forever. The lien of this Mortgage shall be a


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

first and prior lien on, and security interest in, the Mortgaged Property for the benefit of the Bank to secure the Secured Obligations including the compliance by Borrower with all the terms, covenants and conditions of, and its obligations hereunder, under the Note, the Loan Agreement, and the other Loan Documents.

      PROVIDED, HOWEVER, that if Borrower shall pay or cause to be paid to the Bank all amounts due and payable under the Note, and the other Secured Obligations and the lending obligations of the Bank are terminated, then and thereafter, Bank, upon receipt of a written request from Borrower, shall, at the expense of Borrower, release and discharge the lien of this Mortgage of record.

      THIS MORTGAGE FURTHER STATES, and Borrower hereby covenants and agrees with the Bank as follows:

      1. Definitions. The terms defined in this Section shall have the meanings stated in this Section for all purposes of this Mortgage, except as otherwise expressly provided or unless the context clearly otherwise requires. Other terms are defined elsewhere in this Mortgage

            1.1 "Buildings" means the buildings or other structures now or hereafter located on the Real Property and all replacements or substitutions therefor and enlargements, alterations or additions thereto.

            1.2 "Default Rate" shall have the same meaning as given it in the Note.

            1.3 "Event of Default" means any event described in Section 11 of this Mortgage.

            1.4 "Impositions" means all taxes, assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed while this Mortgage remains in effect), ground rents, water, sewer or other rents, rates and charges, excises, levies, license fees, sales, use or privilege taxes or license fees, permit fees, inspection fees and other authorization fees and other charges (other than any income, excess profits or franchise taxes of Borrower determined on the basis of its general income or revenues), in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time while this Mortgage remains in effect may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon
(a) the Mortgaged Property or any part thereof or any rent or other income therefrom or any estate, right or interest therein, or (b) any occupancy, use or possession of the Mortgaged Property or any part thereof.

            1.5 "Insurance Requirements" means all provisions of any insurance policy covering or applicable to the Mortgaged Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the

Mortgaged Property or any part thereof or any use or condition of the Mortgaged Property or any part thereof.

            1.6 "Legal Requirements" means all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of any and all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, whether foreseen or unforeseen, ordinary or extra-ordinary, which now or at any time hereafter may be applicable to the Mortgaged Property or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Mortgaged Property or any part thereof.

            1.7 "Mortgaged Property" means all of the property and rights described in the granting clauses of this Mortgage.

            1.8 "Permitted Encumbrances" means only the charges, encumbrances, easements, reservations, restrictions, encroachments, and other defects affecting the Mortgaged Property on the date of this Mortgage which have been approved by the Bank and allowed pursuant to the terms of the Loan Agreement.

            1.9 "Real Property" means those certain parcels of real property owned by Borrower, located in Lexington, Fayette County, Kentucky, and more particularly described on Exhibit "A" attached hereto and made a part hereof.

            1.10 "Taking" means (a) any taking while this Mortgage remains in effect of any interest in any of the Mortgaged Property as the result of the exercise of the power of condemnation or eminent domain, or (b) any sale or other transfer of any such interest, which may be made by Borrower only with the prior written consent of Bank, in lieu of the impending exercise of the power of condemnation or eminent domain, to any person legally empowered to exercise such power, or (c) a change of grade affecting the Real Property or any part thereof.

            1.11  "Total  Taking"  has the  meaning  set forth in  Section  10.6 hereof.

      2. Warranties. (a) Borrower warrants and represents to Bank that it has taken all action necessary (i) to make the Secured Obligations the valid, binding and legal obligation of Borrower, (ii) to make this Mortgage a valid, binding and legal instrument for the security of the Secured Obligations in accordance with their respective terms, and (iii) to authorize, in accordance with all applicable requirements, the execution and delivery of this Mortgage.

      (b) Borrower further warrants and represents to the Bank that at the time of the execution and delivery of this Mortgage and at all times thereafter, Borrower has and shall have good and marketable fee simple title to all of the Mortgaged Property, subject only to the Permitted Encumbrances, and is lawfully and indefeasibly seized of the entire estate and property hereby conveyed and has full right and power to grant, convey and mortgage all of the same to the Bank.

      (c) Borrower warrants generally, and with covenants of general warranty and against encumbrances other than the Permitted Encumbrances, and shall defend the title to the Mortgaged Property to the Bank against all claims and demands whatsoever by any person or entity, at law, in equity or otherwise.

      3. Further Assurances. Borrower, at its expense, shall deliver and record and cause to be delivered and recorded all such further assurances as the Bank shall require to assure and confirm the Mortgaged Property as security for the Secured Obligations, and Borrower shall execute and deliver to the Bank all mortgages, assignments, and the like as may be requested by the Bank in connection therewith, and Borrower will pay all filing and recording fees, taxes, charges and the like in connection therewith.

      4. Payment. Borrower shall pay all amounts due or to become due on the Secured Obligations at the dates and place and in the manner provided in the documents and instruments evidencing the Secured Obligations.

      5. Payment of Impositions. Subject to the terms of Section 8.2 hereof, Borrower will duly and punctually pay or cause to be paid in full all Impositions before any fine, penalty, interest or cost may be added thereto for non-payment thereof, even if any such Imposition may otherwise at the option of Borrower be paid in installments. Borrower will furnish to the Bank, promptly upon the Bank's request, official receipts for, or other satisfactory evidence of, payment of all Impositions in accordance with the terms hereof.

      6. Maintenance and Repair. Borrower shall cause the construction of any Improvements and related site work to be performed in a good and workmanlike manner in accordance with plans and specifications approved by the Bank in writing prior to the commencement of any such improvement and in all respects in compliance with all applicable laws, rules, permits, requirements and regulations of any governmental agency or authority having or exercising jurisdiction over the Mortgaged Property or such improvements.

      7. Sale of Mortgaged Property by Borrower. Any conveyance of the whole or any part of, or interest in, the Mortgaged Property, whether by deed, contract, or otherwise, or lease of the same or in the event of any transfer or conveyance of an ownership interest in Borrower, without the Bank's prior written consent, shall be deemed to increase the risk of the Bank, and Bank may declare the entire unpaid balance of the Secured Obligations to be immediately due and payable. The execution and delivery by the Borrower of any joint venture agreement, partnership agreement, declaration of trust, option agreement or other instrument under which any other person or corporation may become entitled, directly or indirectly, to the possession or enjoyment of the Mortgaged Property, or the income or other benefits derived or to be derived therefrom, shall in each case be deemed to be a conveyance or assignment of the Borrower's interest in the Mortgaged Property for the purposes of this Section, and shall require the prior written consent of the Bank.

      8. Compliance with Legal and Insurance Requirements.

            8.1 Proper Compliance. Subject to Section 8.2 hereof, Borrower, at its expense, shall promptly and timely comply with all Legal Requirements and Insurance Requirements, whether or not compliance therewith shall require structural changes in any of the Improvements or interfere with the use and enjoyment of any of the Mortgaged Property, and shall procure, maintain and comply with all permits, licenses and other authorizations required for any use of the Mortgaged Property or any part thereof as contemplated or as then being made, and for the proper erection, installation, operation and maintenance of any Improvements, whether now or in the future.

            8.2 Permitted Contests. Borrower, at its expense, may contest, or cause to be contested, by appropriate legal or other proceedings conducted in good faith and in a timely fashion, the amount, validity and/or application, in whole or in part, of any Imposition or Legal Requirement.

      9. Liens and Restrictions.

            9.1 Liens. Borrower will not directly or indirectly create, assume or permit to be created or to remain any mortgage, lien, encumbrance or charge on, pledge or security interest in or conditional sale or other title retention agreement with respect to the Mortgaged Property or any part thereof or the interest of Borrower or the Bank therein, whether now owned or hereafter acquired, or any rents, income or other sums arising from the Mortgaged Property or any part thereof or Borrower's business operations in connection therewith, other than any Permitted Encumbrance. Borrower shall discharge any mechanic's or materialman's liens on the Mortgaged Property or any part thereof within thirty
(30) days after the filing of same.

            9.2 Restrictions. Borrower covenants and agrees that it shall not enter into, impose upon or grant any covenants, restrictions or easements relating to the Mortgaged Property or any portion thereof without the prior written consent of the Bank, which consent shall not be unreasonably withheld. In any event all such covenants, restrictions and easements shall be subordinate to the lien in favor of the Bank created hereby. Borrower further covenants and agrees not to subdivide or record any plat or commit to any development plan relating to the Mortgaged Property or any portion thereof, without the prior written consent of the Bank, or amend or modify any existing plat or development plan without the prior written consent of the Bank.

      10. Insurance.

            10.1 Risks to be Insured. Borrower, at its expense, shall maintain with insurers approved by the Bank (a) builder's risk insurance, (b) insurance with respect to any completed Improvements against loss or damage by fire, earthquake, and casualty and against such other risks as are included in coverage of the type now known as extended coverage, in amounts sufficient to prevent Borrower or the Bank from becoming co-insurers under the applicable policies, and in any event in an amount equal to the full replacement value thereof, and in no event less than

$6,000,000.00, (c) comprehensive general public liability insurance against claims for personal injury, death or property damage, occurring on, in or about the Mortgaged Property or relating in any way to the Mortgaged Property, with combined, single limits of not less than $1,000,000.00 in respect of any one occurrence, (d) where required by law, appropriate worker's compensation insurance or other insurance against liability arising from the claim of workers in respect of any work on or about the Mortgaged Property and (e) such other insurance with respect to the Mortgaged Property, in such amounts and against such insurable hazards as the Bank from time to time may require in its discretion by written notice to Borrower.

            10.2 Policy Provisions. All insurance maintained by Borrower pursuant to Section 10.1 hereof, (a) shall name the Bank as insured and loss payee as its interest may appear, (b) shall provide that the proceeds for all losses, except in the case of public liability insurance, be payable to the Bank for application as provided in this Mortgage, (c) shall provide that no cancellation, reduction in amount, amendment or change in coverage or terms thereof shall be effective until at least thirty (30) days after receipt by the Bank of written notice thereof from the insurer, and (d) shall be satisfactory in all other respects to the Bank. All such insurance may be maintained under blanket policies carried by Borrower and covering the Mortgaged Property and other property or assets owned by Borrower and not subject to the lien of this Mortgage, provided that any such policy shall provide that the full face amount (or sub-limit) thereof shall be applicable to the Mortgaged Property and shall, in all other respects, comply with all the requirements of Sections 10.1 and
10.2 hereof.

            10.3 Delivery of Policies and Other Provisions. Borrower will deliver to the Bank the original or certified copies of all policies and all renewals (at least thirty (30) days prior to the expiration date of the policy being renewed) evidencing all insurance required to be maintained under Section
10.1 hereof and, if required by any supervisory authority having jurisdiction over the Bank, the originals of all policies evidencing such insurance, together with proof of payment of all premiums therefor for at least six (6) months in advance from the issue date or renewal date thereof, as the case may be. In the event Borrower shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of Section 10.1 and 10.2 hereof, and in addition to constituting an Event of Default hereunder, Borrower will indemnify the Bank against damage, loss or liability resulting from all risks against which such insurance should have been effected or maintained pursuant to the terms of this Mortgage.

            10.4 Notice of Damage, Destruction or Taking. In case of any material damage to or destruction of the Mortgaged Property, any Improvements or any part thereof, or in case of any Taking, Borrower shall promptly give written notice thereof to the Bank. In case of any Taking or any damage or destruction, Borrower and the Bank may appear in such proceedings or negotiations and be represented by their respective counsel for the purpose of protecting their respective interests hereunder, and Borrower will pay all costs, fees and expenses incurred by the Bank in connection with any Taking or any such damage or destruction and in seeking and obtaining any award or payment on account thereof, including but not limited to the Bank's attorneys' fees and appraiser's fees and court costs. All awards and payments on account of any partial Taking (less the actual costs, fees and expenses incurred in the collection thereof, for which the person incurring same shall be reimbursed from such award and payment) shall be payable to the Bank for application to the Secured Obligations in such order and in such amounts as the Bank shall determine in the exercise of its sole discretion. In case of any damage to or destruction of the Mortgaged Property or any part thereof, Bank shall make the net amount of all insurance proceeds actually received by the Bank available for the restoration of the Improvements affected by such loss or damage, subject to the following conditions:

            (i) No Event of Default hereunder shall then be in existence;

            (ii) The Bank shall first be given satisfactory proof that such Improvements have been fully restored as nearly as practicable to the general utility thereof prior to such damage or destruction, or that by application of such proceeds they will be so fully restored, free and clear of all liens, except the Permitted Encumbrances and this Mortgage, and the Improvements can be fully reconstructed and completed within a reasonable time as determined by Bank;

            (iii) If such proceeds shall be insufficient to restore the Improvements fully, Borrower shall furnish and deposit with Bank security satisfactory to the Bank in its sole discretion to assure that funds will be available when required for such purpose;

            (iv) If Borrower shall fail within a reasonable time so to restore the Improvements, the Bank, at its sole option, (a) may restore the Improvements with such proceeds and awards for and on behalf of Borrower, and may do any act or thing as agent of Borrowers necessary or appropriate to that end, or (b) may apply such proceeds to the payment of the Secured Obligations in such order as the Bank may elect, in its sole discretion;

            (v) Bank shall hold the proceeds in escrow and disburse the funds in accordance with a construction draw schedule acceptable to Bank, subject to (a) Bank's approval of the plans, specifications and contracts for such repair or restoration, and there being sufficient funds for such repair or restoration,
(b) receipt of evidence reasonably satisfactory to Bank that the amounts to be disbursed are due and owing for work performed for such repair or restoration,
(c) receipt of paid invoices and lien waivers satisfactory to Bank for amounts then to be paid; and (d) such other conditions as may be established by the Bank from time to time; and

            (vi) The excess of insurance proceeds over the amount necessary to complete restoration of the affected Improvements as nearly as practicable to their general value and utility prior to the damage or destruction thereof shall be applied by the Bank, at its sole option, to the Secured Obligations, in such order as the Bank may elect in its sole discretion.

      In the event any of the above conditions are not satisfied or if Borrower elects not to repair such damage or restore such Improvements, and the Bank does not elect to restore the Improvements, all such insurance proceeds shall be applied at Bank's sole option to the Secured Obligations in such order as Bank may elect in its sole discretion.

            10.5 Restoration. In case of any material damage to or destruction of the Mortgaged Property or any part thereof, or in case of any Taking other than a Total Taking, Borrower, at its sole cost and expense, will commence promptly and complete or will cause the prompt commencement and completion of, with due diligence, whether or not the insurance proceeds for such damage or destruction or the award for such Taking shall be sufficient for such purpose, the replacement, repair or restoration of the Mortgaged Property as nearly as practicable to the value and general utility thereof immediately prior to such damage, destruction or Taking.

            10.6 Total Taking. In case of (a) a Taking of all of the Mortgaged Property, or (b) a Taking of less than all of the Mortgaged Property which, in the good faith judgment of Borrower, renders uneconomical for business use the portion of such Mortgaged Property remaining after such Taking, even if it would be restored pursuant to Section 10.5 hereof (any such Taking being herein referred to as a "Total Taking"), or in any other instance where Borrower shall not commence and diligently pursue restoration of the Mortgaged Property or any Improvements after a Taking or any damage or destruction, then Borrower, within sixty (60) days after such Total Taking, Taking or damage or destruction, as the case may be, Bank will apply any proceeds that either would otherwise be entitled to retain or obtain to the prepayment of the Secured Obligations in such order as the Bank may elect in its sole discretion.

            10.7 Application of Proceeds After Default. If and so long as an Event of Default shall have occurred and be continuing hereunder, the Bank may hold all net awards payable on account of any Taking and all insurance proceeds on account of any damage to or destruction of any portion of the Mortgaged Property as part of the Mortgaged Property and may, at its sole option, apply the same to the Secured Obligations in such order as the Bank may elect in its sole discretion.

            10.8 Security Interest. Borrower hereby grants the Bank a first and prior security interest in and lien on all funds at any time held by the Bank pursuant to this Section 10 to secure the Secured Obligations.

      11. Defaults. Each of the following events shall constitute an "Event of Default" under this Mortgage:

      (a) If any installment of interest or principal under the Note or any other Secured Obligation is not paid in full when the same shall become due and payable and such failure continues beyond any applicable grace period;

      (b) The Borrower shall fail to observe or perform any one or more of the other terms, covenants or other obligations on the part of Borrower set forth in this Mortgage and such default (excluding defaults relating to the covenants contained in Sections 7 and 10.1 hereof, for which there shall be no notice or cure period) is not fully cured within fifteen (15) days after Bank has given written notice thereof to Borrower.

      (c) Any representation or warranty of Borrower set forth in this Mortgage, or any document executed in connection with the Loan shall prove to be incorrect or misleading in any material respect.

      (d) Any "Event of Default" under the Loan Agreement or any of the other Loan Documents.

      12. Remedies Upon an Event of Default. If any Event of Default shall have occurred and be continuing, then, at the Bank's sole election, (a) the Bank may proceed to protect and enforce its rights by an action at law, in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms, conditions or provisions hereof, or in aid of the exercise of any power granted hereby or by law, (b) the Bank may at any time or from time to time proceed at law or in equity or otherwise to enforce the lien and security interest of this Mortgage as against all or any part of the Mortgaged Property, as the Bank may elect in the exercise of its sole discretion, (c) the Bank may declare the entire amount of the Note or other Secured Obligations (or any of them) and all interest thereon, or, at its option, any part of the foregoing, to be accelerated and immediately due and payable, without further demand or notice, and/or (d) the Bank may pursue all other rights and remedies available to Bank hereunder or at law or in equity. The Bank shall also be entitled as a matter of right, to the extent permitted by law, without regard to the adequacy of the security for the Note and other Indebtedness, to the immediate appointment of a receiver for the Mortgaged Property and of the rents thereof, by a court with proper jurisdiction with all such other powers as the court(s) making such appointment shall confer, and the Bank, or any of its agents or employees, may serve as such receiver. Borrower shall deliver to the receiver appointed, or the Bank if it takes possession of the Mortgaged Property or any part thereof, all original plans and specifications for the Mortgaged Property, records, books, security deposits, leases, agreements, and all other materials whatsoever relating to the construction or operation of the Mortgaged Property. All remedies hereunder shall be cumulative to the greatest extent permitted by law. If any Event of Default hereunder shall occur, Borrower will pay to the Bank such further amount as shall be sufficient to reimburse the Bank fully for all costs and expenses of collection of the Secured Obligations and enforcement of any security for the Secured Obligations, including without limitation, Bank's fees and expenses for enforcing this Mortgage or any rights hereunder, its reasonable attorneys', accountants' and appraisers' fees and expenses, court costs, and any taxes, and fees or governmental charges incident to such enforcement of rights and collection.

      13. Right of Bank to Perform Borrower's Covenants. If Borrower shall fail to make any payment or perform any act required to be made or performed by it hereunder, including, but without limitation, the payment of all Impositions and premiums for insurance referred to herein, the Bank, upon five (5) business days prior written notice to Borrower (or without notice in the event of a situation which, in Bank's sole discretion, requires immediate action), and without waiving or releasing any obligation of Borrower or curing any default or Event of Default hereunder, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower and may enter upon any or all of the Mortgaged Property and take all such actions as, in the Bank's sole opinion, may be necessary or appropriate therefor or in connection therewith to protect the Bank's interest in the Mortgaged Property. No such entry and no such action shall be deemed an eviction of Borrower. All sums so paid by the Bank and all costs and expenses (including, without limitation, its reasonable attorneys' fees and expenses) so incurred by the Bank, together with interest thereon at the Default Rate set forth in the Note from the date of payment by the Bank, shall be secured by this Mortgage, and shall be paid by Borrower to the Bank on demand. The Bank shall not be liable to Borrower for or as a result of any actions taken or not taken pursuant to the terms of this Section 13.

      14. Waivers and Modifications. The Bank may (i) extend the time for payment of the Note (or any of them) or Secured Obligations, (or any of them) or any part thereof, or any interest thereon, (ii) waive, modify or amend any of the terms, covenants or conditions contained in any loan document, in whole or in part, at the request of Borrower or of any person having an interest in the Mortgaged Property or any part thereof, (iii) accept one or more Notes in replacement or substitution of the Note, (iv) release and/or consent to the release of all or any part of the Mortgaged Property from the lien of this Mortgage, (v) take or release other security, (vi) release any party primarily or secondarily liable on the Secured Obligations or hereunder or on such other security, (vii) grant extensions, renewals or indulgences therein or herein,
(viii) apply to the payment of the principal and interest of the Secured Obligations any part or all of the proceeds obtained by sale or otherwise as provided herein, without resort or regard to other security, or resort to any one or more of the securities or remedies which the Bank may have and which in its absolute discretion it may pursue for the payment of all or any part of the Secured Obligations, in such order and in such manner as it may determine, all without in any way releasing Borrower or any party primarily or secondarily liable from any of the terms, covenants or conditions of this Mortgage, or any other document, and without releasing the unreleased Mortgaged Property from the lien of this Mortgage. None of the foregoing waivers, consents or modifications shall be effective unless in writing signed by Bank, and, in any event, shall be strictly construed.

      15. Notices, Demands and Requests. All notices, demands or requests provided for or permitted to be given pursuant hereto must be in writing and shall be deemed to have been properly given or served by depositing in the United States Mail, postpaid and registered or certified return receipt requested, or delivered to a national overnight carrier, delivered the next business day, and addressed to the addresses below:

      If to Bank:       Community Trust Bank, Inc.
                        Attn: Mr. T. Wayne Stefanovich
                               Vice-President
                        100 East Vine Street
                        Lexington, Kentucky 40507

      If to Borrower:   Robcor, LLC
                        Attn: Michael E. Heitz
                        3505 Castlegate Court
                        Lexington, Kentucky 40502

All notices, demands and requests shall be effective upon being deposited in the United States Mail or with the overnight carrier in accordance herewith.

      16. Applicable Law. The Note and this Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

      17. Successors and Assigns. The terms and conditions agreed to by Borrower and the covenants of Borrower herein shall be binding upon the personal representatives, successors and assigns of Borrower.

      18. Miscellaneous. Whenever used herein the singular shall include the plural and the plural the singular. The use herein of any gender shall include all genders. The Section headings used herein are for convenience only and shall not be deemed to restrict or modify the terms and provisions of any Section hereof. All Exhibits to this Mortgage are incorporated herein in fall by reference above the signature of Borrower to this Mortgage.

      19. Time of Essence. Time shall be of the essence in the performance of all Borrower's covenants and agreements set forth in this Mortgage.

      20. Severability. The invalidity or unenforceability of any provision of this Mortgage in general or in or to any particular circumstance shall not affect the validity or enforceability of any one or more of the other provisions of this Mortgage or the validity of such provision as applied to any other circumstance. The parties agree that this Mortgage and all of the provisions hereof shall be interpreted so as to give effect and validity to all of the provisions hereof to the fullest extent permitted by law.

      21. Limitation. Notwithstanding the other terms of this Mortgage, the right of the Bank to enforce the terms of this Mortgage against the Ancillary
Property shall be limited to $100,000.00, plus interest, late fees and reasonable costs incurred by the Bank in collecting such amount.

      IN WITNESS WHEREOF, Borrower has caused this Mortgage to be duly executed on its behalf as of the day, month and year first above written.

                              ROBCOR, LLC, a Kentucky limited liability company


                              BY:
                                 -----------------------------------------------
                                 MICHAEL E. HEITZ, Member


                              BY:
                                 -----------------------------------------------
                                 VIOLA J. HEITZ, Member

                                 ("Borrower")

COMMONWEALTH OF KENTUCKY      )
                              )SS:
COUNTY OF FAYETTE             )

      The foregoing instrument was acknowledged before me this 9th day of March 2005, by Michael E. Heitz and Viola J. Heitz, as the members of Robcor, LLC, a Kentucky limited liability company, on behalf of the limited liability company.

      My commission expires: ________________________________________.


                                                --------------------------------
                                                NOTARY PUBLIC, KENTUCKY,
                                                STATE AT LARGE

THIS INSTRUMENT PREPARED BY:


--------------------------------
GLENN A. HOSKINS
GLENN A. HOSKINS, P.S.C.
1077 Eastland Drive
Lexington, Kentucky 40505
(859) 231-1077
GAH/050580gh

                                   EXHIBIT "A"

            TRACT 1:

            All of Lot Nos. A and B, Tract C of Bluesky Industrial Estates Subdivision to the City of Lexington as shown by plat thereof of record in Plat Cabinet A, Slide 660, in the Fayette County Clerk's Office; and known as 293 and 301 BLUE SKY PARKWAY; and

            BEING the same property conveyed to Robcor, LLC, a Kentucky limited liability company, by Skilton Enterprises, LLC, a Kentucky limited liability company, through deed dated March __, 2005, of record in Deed Book ___, Page ___, in the Fayette County Clerk's Office (and recorded simultaneously herewith).

            TRACT 2:

            Being all of parcels 2-A and 3-A of Tract "C" Blue Sky Industrial Estate Subdivision, as shown by plat thereof of record in Plat Book 25, Page 37, Fayette County Clerk's Office, as further reflected on a Consolidation Record Plat of a portion of said Blue Sky Industrial Estates Tract "C", dated August 30, 1974, said two tracts containing in the aggregate 3.996 acres of land; being further described as all of Lots AA, BB, CC, DD, EE, FF, GG, HH, II, JJ, KK, and LL as shown by amended record plat of a portion of Blue Sky Industrial Estates, Tract "C", Parcels 2-A & 3-A, appearing of record in Plat Cabinet B, Slide 453 (erroneously referred to in chain of title as Plat Cabinet B, Slide 435 and in the previous deed as Plat Cabinet B, Slide 354), in the aforesaid clerk's office; the improvements thereon being known and designated as 261-289 BLUE SKY PARKWAY; and

            BEING the same property conveyed to Robcor, LLC, a Kentucky limited liability company, by BFI Waste Systems of North America, Inc., a Delaware corporation, through deed dated March 20, 2003, of record in Deed Book 2350, Page 508, in the Fayette County Clerk's Office.

GAH/050673gh

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT (herein this "Loan Agreement") is made, entered into and effective as of the 9th day of March, 2005, by and among (i) COMMUNITY TRUST BANK, INC., a Kentucky banking corporation, having a mailing address of 100 East Vine Street, Lexington, Kentucky 40507 (the "Bank") (ii) ROBCOR, LLC, a Kentucky limited liability company, with a mailing address of 3505 Castlegate Court, Lexington, Kentucky 40502 (the "Borrower"), and (iii) MICHAEL E. HEITZ and VIOLA
J. HEITZ both individual residents of Kentucky, with a mailing address of 3505 Castlegate Court, Lexington, Kentucky 40502 (collectively, the "Guarantors", whether one or more).

                                    RECITALS:

      A. Borrower desires to obtain from the Bank a term loan in the maximum principal amount of $499,000.00 (the "Loan") to finance the purchase of certain commercial property known and designated as 293-301 Blue Sky Parkway, Lexington, Fayette County, Kentucky, which is more fully described on Exhibit A, attached hereto and incorporated herein by reference (referred to herein collectively as the "Property").

      B. The Bank desires to grant to the Borrower the Loan upon the terms and conditions set forth or referred to herein.

      C. In order to induce the Bank to enter into this Loan Agreement, without which inducement the Bank would be unwilling to take the actions described herein, and in consideration of the benefits it will receive therefrom, the Guarantor is willing and desires to unconditionally guaranty all obligations of the Borrower and to make the agreements set forth or referred to herein.

      NOW, THEREFORE, in consideration of the Recitals and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Definitions. The following terms shall have the meanings set forth below. Other terms used herein are defined elsewhere in this Loan Agreement.

      a.    "Bank"  means  Community  Trust  Bank,   Inc.,  a  Kentucky  banking
            corporation, or any successor holder of the Note.

      b.    "Borrower" means Robcor, LLC, a Kentucky limited liability company.

      c. "Borrowing Rate" means the Prime Rate in effect from time to time, calculated on the basis of an assumed 360-day year for the actual number of days elapsed.

      d. "Business Days" means all calendar days excluding Saturdays, Sundays, legal holidays of the United States Government and other days on which the Bank is not open for the regular conduct of its business.

      e. "Closing" means the date on which the disbursement of the proceeds of the Loan occurs, unless otherwise agreed in writing by the Bank and Borrower.

      f. "Closing Fees" means all amounts necessary to pay all costs, charges and expenses incurred by Bank or Borrower in connection with making the Loan, including, but not limited to, title search charges, title insurance premiums, tax and lien search charges, recording fees, escrow fees, appraisal fees, inspection and cost analysis fees, real property taxes and assessments, permit fees, deposits for utilities, brokers' fees, insurance premiums, survey and engineering fees, and attorneys fees and expenses.

      g. "Event of Default" means the occurrence or happening of any one of the matters set forth in Section 8 hereof.

      h. "Improvements" means the commercial properties described in the Recitals and all other site improvements located within the Property, and all other buildings, structures, utilities, signs and fixtures now or hereafter located on the Property.

      i. "Indebtedness" means the Note and also all other indebtedness and/or other obligations of the Borrower to the Bank of any nature whatsoever, whether debt, lease, contract or otherwise, whether joint, several or joint and several, and whether represented by a note or other instrument, or otherwise, now existing or hereafter acquired or arising either directly or indirectly by assignment or otherwise or pursuant to a guaranty.

      j. "Guarantors" means Michael E. Heitz and Viola J. Heitz, both individual residents of Kentucky.

      k. "Loan Documents" means this Loan Agreement, the Note, the Security Instruments and all other instruments, documents or agreements related to any of the foregoing. Any reference herein to the Loan Documents or any particular Loan Document shall be deemed a reference to such Loan Document or Loan Documents as the same may be amended or modified from time to time by the parties thereto.

      l.    "Loan" shall have the meaning set out in Recital A.

      m.    "Note" shall have the meaning set out in Section 2.

      n. "Person" or "party" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, other entity or group, institution, party or government (whether federal, state, county, city, municipal or other) or agency or division thereof.

      o. "Possible Default" means an event, condition, or thing which, with the lapse of any applicable grace period or the giving of notice, or both, would constitute an Event of Default.

      p. "Prime Rate" means at any time the interest rate per annum most recently quoted or the highest of any range quoted from time to time by The Wall Street Journal ("WSJ") as the "Prime Rate" or base rate on corporate loans in effect at large U.S. money center commercial banks. In the event the WSJ ceases to publish a "Prime Rate," the "Prime Rate" shall be the interest rate designated and announced from time to time by the Bank as its "Prime Rate" in effect at its principal office, although such rate may not be the lowest rate available at that particular time on loans of a similar nature.

      q. "Property" means the real property, Improvements and all rights appurtenant thereto described on Exhibit A attached hereto and incorporated herein by this reference.

      r. "Security Instruments" means all of the instruments and rights securing the Indebtedness as referred to in Section 4 hereof and otherwise.

      s. Except as otherwise provided herein, all accounting terms used herein shall be defined in accordance with generally accepted accounting principles.

      t. As used herein, any gender includes all other genders, and the singular includes the plural and the plural includes the singular.

2. Amount. The Bank hereby agrees to make the Loan to the Borrower in the maximum total amount of $499,000.00, which shall be disbursed upon the execution of this Loan Agreement and the fulfillment of all conditions precedent set forth herein or established by the Bank at the time of execution of this Loan Agreement to be used to refinance the Property. The Loan is evidenced by, shall bear interest at the rate established in, and shall be payable and otherwise be made on the terms set forth in the Term
      Note in the face principal amount of $499,000.00 made by Borrower to the order of the Bank, executed contemporaneously herewith, as such Note may hereafter be amended, modified, extended or renewed (herein the "Note"), and on the terms established in this Loan Agreement. All payments on the Note shall be made to the holder of the Note in immediately available funds.

3. Term. The maturity date of the Note (herein the "Maturity Date"), at which time all principal and accrued but unpaid interest on the Note shall be due and payable, unless earlier payable pursuant to the terms of this Loan Agreement or otherwise, is March 9, 2008. The Note may be prepaid at any time without premium or penalty.

4. Security for the Indebtedness. The Indebtedness, including that evidenced by the Note, is and shall be secured by and entitled to the benefits of all the following:

      a. Mortgage. The Mortgage (herein the "Mortgage") of even date herewith from the Borrower granting to Bank (i) a first and superior lien on the Property and all

            Improvements located thereon , and (ii) a second lien (and assignment of leases and rents) on that certain real property located at 261-289 Blue Sky Parkway, Lexington, Kentucky (but limited to $100,000.00 plus interest, late fees and reasonable costs of collection as to such property), and all improvements located thereon, to secure the Indebtedness.

      b.    Right of  Offset.  The  right of offset  specified  in  Section  9c.
            hereof.

      c. Security Agreement. The Security Agreement (herein the "Security Agreement") of even date herewith from the Borrower to the Bank granting the Bank a first and prior security interest in all items of Borrower's furniture, fixtures, and equipment to be located on the Property, as more fully described therein.

      d.    Guaranty.  The unconditional  guaranty of the Guarantor as set forth
            herein,   in  the   Note   and  by   separate   agreement   executed
            contemporaneously therewith.

      d. Financing Statement and Fixture Filing. The Financing Statement(s) and Fixture Filing(s) executed and delivered by the Borrower to the Bank contemporaneously with the execution of this Loan Agreement.

      e. Assignment of Leases and Rents. That certain Assignment of Leases and Rents, covering the Property and Improvements, of even date herewith, whereby all leases, rents and profits from the Property and Improvements are assigned to the Bank.

      f. Other Security. Other security and instruments, if any, granted by Borrower or any other person or entity to Bank, whether of even date herewith or hereafter or heretofore so granted, to secure the Note or any other Indebtedness.

5. Conditions Precedent. The Bank's obligations under this Loan Agreement, shall be subject to the fulfillment to Bank's satisfaction prior to or at the Closing of each of the following Conditions Precedent ("Conditions Precedent") unless such condition or conditions shall be waived by Bank in writing, in the sole discretion of the Bank:

      a. Resolutions and Approvals. The Borrower shall furnish certified copies of all consents, resolutions and approvals as may be required by the Bank, evidencing approval of the execution of the Loan Documents and the performance of all obligations contained therein all in form and substance acceptable to the Bank. The Borrower shall also furnish copies of the Borrower's Certificates of Existence from the State of Kentucky Secretary of State's Office, recorded Articles of Organization, and Operating Agreement.

      b. Legal Opinion. The Bank shall have received a favorable written opinion of Borrower's counsel acceptable to the Bank, dated and effective as of the Closing, addressed to the Bank rendering the opinions required by the Bank, with only such modifications, exceptions, assumptions and qualifications as shall be acceptable to the Bank.

      c. Loan Documents. All the Loan Documents, and such other documents or instruments as the Bank may reasonably require, shall have been duly executed and delivered, and those instruments required to be recorded in any public office are properly recorded.

      d. Representations, Warranties and Covenants. All representations and warranties of the Borrower contained herein shall be true and correct and Borrower shall be in compliance with all covenants contained in this Loan Agreement.

      e. Title Certification. A title opinion letter from a title company satisfactory to the Bank, in a form and with such endorsements as are required by the Bank, showing the Mortgage as a first priority lien on 100% of fee simple interest in the Property subject only to such exceptions as the Bank may approve in its sole discretion.

      f. Survey. A current property survey revealing no adverse matters not acceptable to the Bank, certified by a licensed engineer and surveyor approved by the Bank showing all easements, appurtenances, encroachments and containing a legal description of the Property, as well as a plot plan. The Bank shall also be supplied with a surveyor's certificate in a form and substance acceptable to the Bank.

      g.    Taxpayer  ID  Number.   An   Internal   Revenue   Service   taxpayer
            identification number shall be provided for Borrower.

      h. Appraisal. The Bank shall have obtained an acceptable appraisal of the Property and Improvements from an appraiser acceptable to the Bank in an amount satisfactory to the Bank.

      i.    (Intentionally Deleted)

      j. Certificate Regarding Hazardous Substances. The Borrower shall deliver to the Bank a certificate regarding hazardous substances by which the Borrower shall agree to, among other things, indemnify the Bank for any losses associated with the environmental condition of the Property.

      k.    Other  Conditions.   Such  other  pre-conditions  as  the  Bank  may
            reasonably establish.

6. Affirmative Covenants. The Borrower agrees that until the principal of, and all interest on, the Note shall have been paid in full and this Loan Agreement terminated, the Borrower shall perform and observe all the following provisions:

      a.    Casualty and Liability Insurance. The Borrower shall:

            1. Maintain, or cause to be maintained, fire, earthquake, property damage and public liability insurance on the Property and Improvements, naming the Bank as first mortgagee, loss payee and additional insured, by standard mortgagee endorsement, which insurance shall be in a form and in an amount satisfactory to the Bank and with an insurer satisfactory to the Bank. If required, the Borrower shall also obtain adequate workers compensation insurance. The original of each insurance policy required hereunder shall be delivered to the Bank at or prior to the Closing. Each insurance policy required by this Section shall contain an affirmative statement by the insurer agreeing to give written notice to the Bank at least thirty (30) days prior to cancellation or amendment of such policy for any reason whatsoever. The Borrower shall also furnish to the Bank
                  (i) evidence that the Property is not in a floodplain or (ii) flood insurance in an amount and form satisfactory to the Bank

            2. At or prior to the Closing and thereafter within ten (10) days after written request by the Bank, furnish to the Bank full information concerning such insurance described above and promptly effect such additional insurance to protect against additional risks and/or in additional amounts as the Bank may request from time to time, with the Bank named as a mortgagee, loss payee and an additional insured on all policies in effect at Closing or thereafter.

      b.    Money Obligations. The Borrower shall pay in full:

            1. Prior in each case to the date when penalties would attach, all taxes, assessments and governmental charges and levies (except only those so long as, and to the extent that, the same shall be contested in good faith by appropriate and timely legal proceedings and as to which the enforcement of any lien or right of execution against property of the Borrower is stayed), and

            2. All its debts, obligations and liabilities on or prior to their respective due dates for which it becomes legally liable or to which any or all of its properties become legally subject.

      c. Financial Statements. The Borrower shall furnish to the Bank the following:

            1. As to the Borrower, (i) within 15 days after filing each calendar year, a copy of the signed income tax returns of the Borrower, and (ii) within 120 days after the end of each calendar year, annual financial statements of Borrower for the previous year, consisting of a balance sheet, income statement, statement of changes in cash and the like, compiled by a firm of independent public accountants acceptable to the Bank, all of which shall be certified by an authorized officer of the Borrower, as applicable as being true, correct and accurate.

            2. The Borrower shall furnish or cause to be furnished to Bank within ten (10) days of a request by the Bank, such further data and information relating to the financial affairs, assets and liabilities of Borrower as Bank may from time to time request.

      d.    Financial Records. The Borrower shall:

            1. At all times keep true and complete financial records in accordance with generally accepted accounting principles and all financial statement required hereunder shall be prepared in accordance with generally accepted accounting principles.

            2. At all reasonable times, permit the Bank or its agents to examine any or all of their financial records and to copy any part or all of said records in any reasonable manner; and

            3. Maintain the Borrower's books and records at the office of the Borrower, or at such other reasonable place Borrower may locate its records after notice to Bank.

      e. Properties. The Borrower shall maintain its assets in good condition and repair, subject only to normal wear and tear; and the Bank shall have the right to inspect the same from time to time.

      f. Legal Existence and Licenses. The Borrower shall preserve its legal existence in good standing, and will maintain all permits, licenses and other similar matters necessary or appropriate for the Property and Improvements.

      g. Debt Service Coverage Ratio. The Borrower shall maintain a "debt service ratio" (as such ratio is calculated in accordance with standard banking practices) of not less than 1.25 to 1.0. Dividends, distributions and withdrawls by the Borrower to its members shall be limited so as to maintain this ratio.

7. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows, which warranties and representations shall be deemed to be continuing and shall survive the execution of this Loan Agreement:

      a. Existence and Licenses. Borrower is a duly organized, validly existing limited liability company under the laws of the State of Kentucky and shall maintain at all times, in full force and effect all licenses and permits necessary or appropriate for its businesses.

      b. Right to Act. No registration with or approval of any governmental agency of any kind is required for the due execution and delivery of, or for the enforceability of, this Loan Agreement, the Note or any of the Security Instruments or other Loan Documents except for the recording in the appropriate public office of the Mortgage and the Financing Statement(s). The Borrower has the legal power and right to execute and deliver this Loan Agreement, the Note, the Security Instruments and the other Loan Documents and to observe and perform all of the provisions of such instruments and documents. The Borrower's execution and delivery of this Loan Agreement, the Note and Security Instruments or of any other writing relating to the Loan, or the performance or observance by the Borrower of the provisions of any of such instruments, do not violate or will violate any law applicable to it or otherwise constitute a default or violation under any existing contract or other obligation binding upon it or its property, with or without the passage of time or the giving of notice, or both. The persons or entities executing and delivering this Loan Agreement, the Note, Security Instruments and other Loan Documents on behalf of the Borrower have been duly authorized to do so, and this Loan Agreement, the Note, the Security Instruments and the other Loan Documents are legally binding upon the Borrower, and are enforceable in accordance with their respective terms.

      c. Litigation and Taxes. No litigation or proceeding involving Borrower is pending which may materially affect the properties or business of the Borrower.

      d. Financial Statements. The Borrower's financial statements, heretofore furnished to the Bank, are true and complete, and fairly present the Borrower's financial condition as of their dates. Since the date of such statements, there has been no material adverse change in the Borrower's financial condition, properties or business.

      e. Default. No Possible Default or Event of Default exists under this Loan Agreement, nor will begin to exist immediately upon the execution and delivery hereof.

      f. Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      g. Regulation U. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

      h. Zoning. The Property is properly zoned for commercial purposes and uses and for the use of the Property as commercial rental properties. No state of facts exists which would render any portion of the Property unavailable or unusable for the current use and there exists no non-compliance with any applicable zoning, land use, subdivision or environmental laws, regulations or ordinances relative to the Property.

      i. Environmental Matters. The Borrower hereby warrants and represents to the Bank that to the best of its knowledge, the Property has not been used for the disposal or release of hazardous substances, as herein defined, or petroleum, except the use of the Property for the dispensing of fuel in accordance with applicable laws, and that during the course of any prior investigation of, or construction on, the Property by the Borrower no "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and

            Liability Act of 1980 ("CERCLA"), or petroleum were encountered, nor was there any indication that any prior use of such property included the disposal of petroleum or hazardous substances, as defined in CERCLA. Borrower hereby agrees to indemnify and hold harmless the Bank from any and all loss, cost, damage or expense (including reasonable attorneys' fees) which may result from any of the aforesaid representations or warranties being untrue at any time and for any liability which may be incurred by the Bank under CERCLA or otherwise with respect to the presence of hazardous substances or petroleum on the Property. This indemnity shall survive the payment in full of the Loan and the discharge and/or release of the Mortgage and shall also be set forth in a separate Certificate Regarding Hazardous Substances to be delivered to the Bank by the Borrower at the closing of the Loan.

8. Events of Default. Each of the following shall constitute an Event of Default hereunder:

      a. Payments. If any installment of principal or interest on the Note shall not be paid in full punctually when due and payable and such failure to pay continues for a period of ten (10) days, or if any Event of Default occurs under this Loan Agreement or under any other Loan Document.

      b. Covenants and Agreements. If the Borrower or Guarantors shall violate, fail or omit to perform or observe any covenant, agreement, condition or other provision (other than referred to in Section 8a. hereof) contained herein on the part of the Borrower to be performed, and such failure or omission shall not have been fully corrected to the complete satisfaction of the Bank within 15 days (or such shorter grace period as may be provided in the particular instrument for the particular default) after the Bank has given written notice thereof to the Borrower.

      c. Failure to Pay Other Indebtedness. If the Borrower shall fail to pay any material obligation it may legitimately have or be subject to with respect to any Person within 15 days after the respective due date or performance date thereof.

      d. Accuracy of Statements. If any representation or warranty or other statement of fact contained herein or in any of the Security Instruments or in any writing, certificate, report or statement at any time furnished to the Bank pursuant to or in connection with this Loan Agreement or otherwise, shall be false or misleading in any material respect or shall omit a material fact, whether or not made with knowledge of same.

      e. Judgments and Liens. If a final judgment or judgments for the payment of money in excess of the sum of Fifty Thousand Dollars ($50,000.00) in the aggregate shall be rendered against the Borrower, and such judgment or judgments shall remain unsatisfied and in effect and shall not have been discharged within thirty (30) consecutive days after the entry thereof and execution thereon shall not have been stayed pending appeal, or if so stayed, ten (10) days after the expiration of such stay.

      f. Solvency and Other Matters. If the Borrower shall (a) discontinue business, or (b) make a general assignment for the benefit of its creditors, or (c) apply for or consent to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets, or (d) be adjudicated insolvent, or have an Order for Relief entered as to it in any bankruptcy proceeding, or
            (e) file a voluntary petition in bankruptcy, be subject to an involuntary petition in bankruptcy, or file a petition or an answer seeking a composition, reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief for debtors, or admit (by answer, default or otherwise) the material allegations of any petition filed against it in any bankruptcy, reorganization, composition, insolvency or other proceeding (whether federal or state) relating to relief for debtors, or (f) suffer or permit to continue unstayed and in effect for ninety (90) consecutive days any judgment, decree or order entered by a court or governmental agency of competent jurisdiction, which assumes control of the Borrower or approves a petition seeking a reorganization, composition or arrangement of the Borrower or any other judicial modification of the rights of any of its creditors, or appoints a custodian, receiver, trustee or liquidator for the Borrower or for all or a substantial part of any of its business or assets, or (g) be enjoined or restrained from conducting all or a material part of any of its business as now conducted and the same is not dismissed and dissolved within ninety (90) days after the entry thereof.

9. Remedies Upon Default. Notwithstanding any contrary provision or inference herein or elsewhere:

      a. Optional Acceleration. If any Event of Default referred to in Sections 8a. through 8e. hereof shall occur, the Bank, in its absolute discretion, without further notice to the Borrower, may declare all amounts of principal and interest evidenced by the Note and all other Indebtedness, to be, whereupon the same shall be, accelerated and immediately due and payable in full, all without any presentment, demand or notice of any kind, all of which are hereby expressly waived by the Borrower.

      b.    Automatic  Acceleration.  If any  Event of  Default  referred  to in
            Section 8f. hereof shall occur, all of the Indebtedness including that evidenced by the Note shall thereupon become accelerated and immediately due and payable in full, all without presentment, demand or notice of any kind, all of which are hereby expressly waived by the Borrower.

      c. Offsets. If any Event of Default shall occur or begin to exist, the Bank shall have the right then, or at any time thereafter, to set off against, and to appropriate and apply toward the payment of the Indebtedness (in such order as the Bank may select in its sole discretion), including but not limited to, the indebtedness evidenced by the Note, whether or not such Indebtedness shall then have matured or be due and payable and whether or not the Bank has declared the Note and/or other Indebtedness to be in default and immediately due, any and all deposit balances and other sums and indebtedness and other property then held or owed by the Bank to or for the credit or account of the Borrower, and in and on all of which the Borrower hereby grants the Bank a first security interest, lien and pledge to secure all the Indebtedness, all without notice to or demand upon the Borrower or any other person, all such notices and demands being hereby expressly waived.

      d. Rights Under Security Instruments. If any Event of Default shall occur, the Bank shall also have all rights and remedies granted it under any and all of the Security Instruments securing or intended to secure the Indebtedness.

      e. Rights Cumulative. All of the rights and remedies of the Bank upon occurrence of an Event of Default or Possible Default hereunder shall be cumulative to the greatest extent permitted by law and shall be in addition to all those rights and remedies afforded the Bank at law or equity.

10. Interpretation. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, remedy or privilege by the Bank shall operate as a waiver thereof, nor shall any right, power, remedy or privilege of the Bank be exclusive of any other right, power, remedy or privilege referred to herein or in any related document or now or hereafter available at law, in equity, in bankruptcy, by statute or otherwise. Each such right, power, remedy or privilege may be exercised by the Bank, either independently or concurrently with others, and as often and in such order as the Bank may deem expedient. No waiver or consent granted by the Bank in respect to this Loan Agreement, the Indebtedness or any Security Instrument or related writing shall be binding upon the Bank, unless specifically granted in writing by a duly authorized officer of the Bank, which writing shall be strictly construed. Time shall be of the essence in the performance of all the Borrower's obligations under this Loan Agreement, the Note, the Security Instruments and the other Loan Documents or other instruments related hereto. The provisions of this Loan Agreement shall bind and benefit the Borrower and the Bank and their respective successors, heirs, personal representatives and assigns, including each subsequent holder, if any, of the Note or any other Indebtedness. The several captions, section and subsection numbers and index of this Loan Agreement are inserted for convenience only and shall be ignored in interpreting the provisions of this Loan Agreement except for purposes of reference to other parts of the Loan Agreement. This Loan Agreement and the related writings and the respective rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky. This Loan Agreement and the other instruments referred to herein contain the entire agreement of the parties pertaining to its subject matter and supersede all prior written and oral agreements pertaining hereto. The Borrower may not assign any of its rights under this Loan Agreement to any other party. This Loan Agreement may be modified only in writing executed by the Bank and Borrower. The invalidity or unenforceability, whether in general or in any particular circumstance, of any provision of this Loan Agreement, shall not affect its validity or enforceability in any other circumstance, or any other provision hereof. The parties hereto hereby agree that this Loan Agreement shall be so interpreted to give effect and validity to all the provisions hereof to the fullest extent permitted by law.

11. Notices. All notices required or permitted to be given hereunder shall be given in writing and personally delivered or sent by registered or certified U.S. mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as to which any party hereof shall have given the other written notice):

            If to Bank:         Community Trust Bank, Inc.
                                Attn: Mr. T Wayne Stefanovich
                                       Vice-President
                                100 East Vine Street
                                Lexington, Kentucky 40507

            If to Borrower:     Robcor, LLC
                                Attn: Mr. Michael E. Heitz
                                3505 Castlegate Court
                                Lexington, Kentucky 40502

            If to Guarantors:   Michael E. Heitz
                                Viola J. Heitz
                                3505 Castlegate Court
                                Lexington, Kentucky 40502

and shall be deemed given when actually delivered in person or when deposited in the United States mails, in accordance with the foregoing, as applicable.

12. Survival of Covenants, Agreements, Warranties and Representations. All covenants, agreements, warranties and representations made by the Borrower herein shall survive the making of each disbursement hereunder and the execution and delivery of the Note, this Loan Agreement and any and all Security Instruments for the Note and other Indebtedness, and shall be deemed to be continuing covenants, agreements, representations and warranties at all times while any portion of the Indebtedness, including the Note, remains unpaid.

13. Fees and Expenses. The Borrower shall pay all Closing Fees, including, but not limited to, the attorney's fees and expenses of the Bank incurred in preparing and revising this Loan Agreement, the Note and the Security Instruments and all related documents and the filing and/or recording from time to time of financing statements and/or other Security Instruments, including all filing and/or recording fees and taxes and all note, mortgage or security fees and/or taxes and also all other similar fees and/or taxes. Further, in the event of any Event of Default under this Loan Agreement, the Note or any of the Security Instruments or any related instruments, the Borrower will pay, to the extent allowable by applicable law, to the Bank such further amounts as shall be sufficient to reimburse fully the Bank for all of its costs and expenses of enforcing its rights and remedies under this Loan Agreement, the Note and the Security
      Instruments, including without limitation, the Bank's reasonable attorneys' fees, and appraisers' and accountants' fees and court costs, and the same shall be deemed evidenced hereby and secured by all the Security Instruments. All obligations provided for in this Section shall survive termination or cancellation of this Loan Agreement for any reason whatsoever.

14. JURY TRIAL WAIVER. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER WRITTEN OR ORAL) OR ACTIONS OF THE BORROWER OR THE BANK.

      IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement the day, month and year first above written.

                               COMMUNITY TRUST BANK, INC.


                               By: /s/ T. Wayne Stefanovich
                                   --------------------------------------
                               Title: Vice President
                                      -----------------------------------

                                      ("Bank")

                               ROBCOR, LLC, a Kentucky limited liability company


                               By: /s/ Michael E. Heitz
                                   --------------------------------------
                                   MICHAEL E. HEITZ, Member


                               By: /s/ Viola J. Heitz
                                   --------------------------------------
                                   VIOLA J. HEITZ, Member

                                      ("Borrower")


                               /s/ Michael E. Heitz
                               ------------------------------------------
                               MICHAEL E. HEITZ, Individually


                               /s/ Viola J. Heitz
                               ------------------------------------------
                               VIOLA J. HEITZ, Individually

                                      ("Guarantors")

GAH/050585gh

                                   EXHIBIT "A"

            All of Lot Nos. A and B, Tract C of Bluesky Industrial Estates Subdivision to the City of Lexington as shown by plat thereof of record in Plat Cabinet A, Slide 660, in the Fayette County Clerk's Office; and known as 293 and 301 BLUE SKY PARKWAY; and

            BEING the same property conveyed to Robcor, LLC, a Kentucky limited liability company, by Skilton Enterprises, LLC, a Kentucky limited liability company, through deed dated March __, 2005, of record in Deed Book ___, Page ___, in the Fayette County Clerk's Office (and recorded simultaneously herewith).

GAH/050666gh

                      TERM NOTE AND UNCONDITIONAL GUARANTY


$499,000.00                                                  Lexington, Kentucky
                                                                   March 9, 2005

      FOR VALUE RECEIVED, the undersigned, ROBCOR, LLC, a Kentucky limited liability company (the "Maker"), hereby promises and agrees to pay to the order of COMMUNITY TRUST BANK, INC., a Kentucky banking corporation, having a mailing address of 100 East Main Street, Lexington, Kentucky 40507 its successors and assigns (the "Bank"), the principal sum of Four Hundred Ninety Nine Thousand and NO/100 DOLLARS ($499,000.00), or the amount actually disbursed and outstanding hereon from time to time, together with all accrued interest thereon computed and payable in the manner set forth below. The unpaid principal balance of, and all accrued interest on, this Note, unless sooner paid, shall be due and payable in full on March 9, 2008 (the "Maturity Date").

      The indebtedness evidenced by this Note and the obligations created hereby are secured by the "Security Instruments", as that term is defined in that certain Loan Agreement of even date herewith (the "Loan Agreement") by and among the Bank, the Maker, and the Guarantors, and such other and/or future security granted the Bank by the Maker or others (collectively, the "Security Instruments"). Further, this Note is the Note referred to in the Loan Agreement and is entitled to all of the benefits thereof and security therefor. All terms defined in the Loan Agreement, unless otherwise defined herein, shall have the same meaning in this Note. The proceeds of this Note shall be used to finance the purchase of certain commercial property known and designated as 293-301 Blue Sky Parkway, Lexington, Fayette County, Kentucky.

      From the date of this Note the outstanding principal balance of this Note, as the same shall exist from time to time, shall bear interest at a daily floating rate per annum equal to the Borrowing Rate established under the Loan Agreement, calculated on the basis of an assumed 360-day year for the actual number of days elapsed. The "Borrowing Rate" means, the Prime Rate in effect from time to time calculated on the basis of an assumed 360-day year for the actual number of days elapsed. "Prime Rate" means at any time the interest rate per annum most recently quoted or the highest of any range quoted from time to time by The Wall Street Journal ("WSJ") as the "Prime Rate" or base rate on corporate loans in effect at large U.S. money center commercial banks. In the event the WSJ ceases to publish a "Prime Rate," the "Prime Rate" shall be the interest rate designated and announced from time to time by the Bank as its "Prime Rate" in effect at its principal office, although such rate may not be the lowest rate available at that particular time on loans of a similar nature.

      Commencing April 9, 2005, and continuing on the 9th day of each calendar month until the earlier of the Maturity Date or the date the principal balance and all accrued but unpaid interest of this Note is paid in full, Maker shall make monthly payments of principal and interest on this Note in an amount sufficient to fully amortize the face amount of this Note over an amortization period of twenty (20) years. Unless there is a change in the Borrowing Rate (as set forth above), the monthly installment of principal and interest shall be $3,432.56. All payments shall be applied to accrued interest and principal as the Bank may elect. No partial prepayment of this Note shall reduce or eliminate any payments required hereunder.

      The Maker acknowledges that on the Maturity Date the entire outstanding principal balance and all accrued but unpaid interest on this Note shall be due and payable in full, notwithstanding anything herein that may be interpreted to the contrary, resulting in a substantial balloon payment. The Maker further acknowledges that the Bank has not agreed to extend the Maturity Date of this Note or to refinance this Note.

      If any installment of interest or principal on this Note is not paid by the end of thirty (30) calendar days after the date it is due, the Bank may, at any time thereafter, increase the interest rate applicable to the outstanding principal balance of this Note to a rate which is two percent (2%) in excess of the Interest Rate specified above otherwise applicable to the principal of this Note (the "Default Rate"). In addition, if any installment of interest or principal on this Note is not paid by the end of ten (10) calendar days after the date it is due, the Makers shall pay to the Bank a late charge equal to 5% of the payment missed. If any payment is made by check returned for non-sufficient funds, the Maker shall pay to the Bank a service fee of $30.00 for each such returned item. The assessment or collection of Default Rate interest, the late charge or any service fee shall not constitute a waiver of any default resulting from any failure to timely pay any payment due pursuant to this Note.

      This Note may be prepaid in whole or in part at any time, without premium or penalty. Any partial prepayment shall be applied first to accrued interest due and owing on this Note, with the balance being applied to principal. Provided, however, no partial prepayment shall postpone the due date of any installment of interest due on this Note unless and until this Note is paid and performed in full. The entire indebtedness evidenced by this Note shall, at the option of the Bank, become immediately due and payable, should the Maker further encumber, pledge, convey, transfer or assign any or all of its interest, legal or equitable, in all or any portion of the property covered by the Mortgage of even date granted by the Maker in favor of the Bank without the prior written consent of the Bank or unless specifically allowed pursuant to the terms of the Loan Agreement.

      If (i) there is a default in the payment of principal and/or interest as and when the same is or becomes due hereunder and the same continues for a period of ten (10) days after such due date; (ii) the Maker fails in the timely performance of any term, covenant or condition required to be kept, observed or performed under this Note; or (iii) if any Event of Default occurs under the Loan Agreement or any of the other "Loan Documents" as that term is defined in the Loan Agreement; such occurrence, or the occurrence of more than one, shall constitute an "Event of Default" under this Note. Upon the occurrence of any Event of Default, the Bank or any subsequent holder of this Note may, without notice or demand, declare all sums of principal and interest evidenced hereby to be accelerated and immediately due and payable, and the Bank may thereupon exercise all rights and remedies granted it by the Loan Agreement, the Security Instruments, the other Loan Documents, or available to it in law or equity. Upon any Event of Default under this Note, the Maker agrees to pay all costs of collection, and/or costs relating to modifying or further securing the Note, when incurred by the Bank, including, but not limited to, reasonable attorneys' fees. If any suit or action is instituted to enforce this Note, the Maker agrees to pay to the Bank, in addition to the costs and disbursements otherwise allowed by law, such sums as may be adjudged reasonable attorneys' fees, court costs, and all other expenses in collecting or attempting to collect or securing or attempting to secure this Note or in connection with any of the foregoing, provided the same is legally allowed by the law of any state where the subject collateral or any part thereof is situated, and under applicable federal law.

      Failure of the Bank to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the Bank following an Event of Default hereunder or under any of the instruments referred to herein shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of all installments of interest and principal on this Note and the performance of the Maker's other joint and several obligations hereunder.

      The Maker, and all endorsers or guarantors hereof and each of them, hereby expressly waive presentment, demand, notice of dishonor, protest, notice of protest and nonpayment and further waive all exemptions to which they may now or hereafter be entitled under the laws of Kentucky or any other state or of the United States, and further agree that the Bank or any subsequent holder hereof shall have the right, without notice, to deal in any way, at any time, with the Maker, endorsers, or guarantors hereof, and to grant the Maker hereof any extension of time for payment of this Note, or any other indulgence or forbearance whatsoever, and may release any security for the payment of this Note, and/or modify the terms of any of the Security Instruments referred to herein or otherwise securing or pertaining to this Note, and may release the Maker, endorser or any guarantor of this Note from liability for payment hereof, in every instance without the consent of the Maker, endorsers or guarantors hereof and without in any manner affecting the liability of the Maker hereunder or any guarantor or endorser hereof, and all without waiving any rights the Bank or any subsequent holder of this Note may have hereunder or by virtue of the laws of Kentucky or of any other state or of the United States. The liability of the Maker and any guarantor hereunder and in connection herewith shall not in any way be diminished, released, voided or adversely affected as a result of the invalidity of any document relating to the loan evidenced hereby, including any document or instrument purporting to secure the indebtedness evidenced by this Note, or by the release of any or all of the security for the indebtedness evidenced by this Note or as a result of the Bank not requiring any or all of the Security Instruments to be executed or properly perfected and filed or as a result of any other defect in the lien or security interest of the Bank on any or all of the security for this Note even if through the fault or negligence of the Bank. The Maker and each guarantor hereof acknowledges that the Bank may perfect its security interest and/or lien on some, but not all of the collateral described in the Security Instruments, and may or may not, at its sole option, require any other or further security in connection herewith. The Maker and each guarantor hereof hereby waive any and all claims and defenses arising out of, or in any way relating to, such failure on the part of the Bank to perfect its security interest in, and/or lien on, all, or any portion, of any collateral intended to secure this Note. This Note is a full recourse joint and several obligation of the Maker and each guarantor.

      This Note shall be gove ed and construed in accordance with the laws of the Commonwealth of Kentucky.

      All payments due on this Note shall be paid to the Bank in immediately available funds, at its principal place of business in Pikeville, Kentucky, or to such other person or at such other address as the Bank or any subsequent holder hereof may specify in writing from time to time.

      The invalidity or unenforceability of any provision of this Note in general or in any particular circumstance shall not affect the validity or enforceability of any one or more of the other provisions of this Note or the validity of such provision as applied to any other circumstance. The Maker agrees that this Note and all provisions hereof shall be interpreted so as to give effect and validity to all the provisions hereof to the fullest extent permitted by law. Any references in this Note to the Loan Agreement, the Security Instruments or any other document related to the loan evidenced hereby shall be deemed to be references to such agreements, instruments and documents as they now exist or are hereafter modified in writing by the parties thereto.

      The undersigned, Michael E. Heitz and Viola J. Heitz (hereinafter collectively referred to as the "Guarantor"), hereby jointly and severally guarantees unconditionally to the Bank the due and punctual payment of all sums due or to become due under this Note, whether the same become due by virtue of an acceleration following an Event of Default or otherwise. This is a joint and several guaranty of payment and not of collection and the Guarantor does hereby waive all guaranty and suretyship defenses. The unconditional joint and several guaranty of the Guarantor is supplemented by the Guaranty Agreement attached to this Note and incorporated herein by this reference.

      IN WITNESS WHEREOF, the Maker and Guarantor have executed this Note on the date first above written.

                               ROBCOR, LLC, a Kentucky limited liability company


                               By:
                                   --------------------------------------
                                   MICHAEL E. HEITZ, Member


                               By:
                                   --------------------------------------
                                   VIOLA J. HEITZ, Member

                               Address: 3505 Castlegate Court
                                        Lexington, Kentucky 40502

                               ("Maker")


                               ------------------------------------------
                               MICHAEL E. HEITZ, individually


                               ------------------------------------------
                               VIOLA J. HEITZ, individually

                               ("Guarantor")

                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT (this "Guaranty") is made, entered into and effective this 9th day of March, 2005, by (i) MICHAEL E. HEITZ and VIOLA J. HEITZ ( the "Guarantors", whether one or more), in favor of (ii) COMMUNITY TRUST BANK, INC., a Kentucky banking corporation, having a mailing address of 100 East Main Street, Lexington, Kentucky 40507 (the "Bank").

                                    RECITALS:

      A. The Bank has agreed to extend a loan to ROBCOR, LLC, a Kentucky limited liability company (the "Borrower"), in the principal amount of $499,000.00 (the "Loan").

      B. The Loan is evidenced by that certain Term Note and Unconditional Guaranty of even date made jointly and severally by the Borrower and payable to the order of the Bank in the face principal amount of $499,000.00 (the "Note"), which Note is incorporated herein by reference.

      C. In consideration of the substantial economic benefit of the Loan to the Guarantors, the Guarantors have agreed to jointly and severally guaranty the Borrower's obligations under the Note, pursuant to the terms and conditions of this Guaranty.

      NOW, THEREFORE, for and in consideration of the Recitals, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors hereby agree as follows:

      l. Guaranty. The Guarantors do hereby personally, jointly and severally, and absolutely guaranty unconditionally to the Bank (a) the due and punctual payment of all installments of principal and/or interest now or in the future due under the Note, as and when the same shall be due and payable thereunder in accordance with its terms, and whether the same be declared due by the Bank prior to its stated "Maturity Date," as such term is defined in the Note, by virtue of an "Event of Default," thereunder, as such term is defined in the Note, or under any of the "Security Instruments," as such term is defined in the Note, or otherwise, (b) the due and punctual payment of all costs and expenses incurred by the Bank in enforcing its rights and remedies under the, Note, this Guaranty, and/or any of the Security Instruments, including, without limitation, the Bank's reasonable attorney's fees and court costs, and (c) the performance by the Borrower of all covenants, agreements, and obligations, whether payment or performance, of the Borrower under the Note and the Security Instruments (the items described in (a) through (c) above are collectively referred to herein as the "Obligations").

      This is a joint and several guaranty of payment and not of collection and shall in all respects be an absolute and unconditional guaranty, terminable only upon the payment in full of the Obligations. The joint and several liability of the Guarantors under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other person, nor against any security or liens available to the holder of the Note for payment. If the Note is partially paid through the election of the Bank to pursue any of its remedies or if the Note is otherwise partially paid, the Guarantors shall remain jointly and severally liable for the entire unpaid principal balance of, and all accrued but unpaid interest on, the Note and for the other Obligations.

      2. Guarantors' Consent. The Guarantors consent and agree to each and every of the following acts, events, and/or conditions, none of which shall in any manner release, discharge, diminish, impair or affect the obligations or liabilities of the Guarantors hereunder: (a) the whole or any part of the security now or hereafter held for the Note may be exchanged, compromised, surrendered, substituted or released from time to time; (b) the time or place of payment of the Note or any other Obligation may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be extended or renewed for one or more periods (whether or not longer than the original period), amended, or accelerated, in whole or in part; (c) the Borrower may be extended further loans and be granted indulgences generally; (d) any of the provisions of the Note or of any of the Security Instruments may be modified or waived; (e) any party liable for the payment of the Note may be granted indulgences or released; (f) neither the death, insolvency, bankruptcy, dissolution, nor disability of the Borrower, any of the Guarantors, or any other guarantor shall affect the obligations hereunder of the Guarantors; (g) no claim need be asserted against the personal representative, guardian, trustee in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent Borrower, any of the Guarantors or any other guarantor; (h) any deposit balance to the credit of the Borrower, any of the Guarantors or any other party liable for payment of the Note or liable upon any security therefor may be released from time to time in whole or in part, at, before, or after the stated, extended or accelerated maturity date of the Note. The undersigned Guarantors shall remain bound hereunder, notwithstanding any such exchange, compromise, surrender, substitution, extension, renewal, acceleration, modification, waiver, indulgence, release or other action regarding the Note or the Security Instruments, all of which may be effected without notice to or further consent or agreement by any of the Guarantors. The consent of any of the Guarantors to any of the foregoing actions in one or more instances shall not establish a requirement for the consent of any Guarantor to any subsequent action or actions.

      3. Guarantors' Waivers. The Guarantors expressly waive: (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Note;
(c) protest and notice of dishonor or default to any of the Guarantors or to any other party with respect to the Note or any security for the Note; (d) demand for payment under this Guaranty; (e) notice of disposition of any security for the Note; (f) any right to require that an action be brought against the Borrower or any other person prior to action against any of the Guarantors hereunder; (g) any right to require that resort be had to any security for the Note or to any balance of any deposit account or credit on the books of the holder of the Note in favor of the Borrower or any other party prior to action by Bank against any of the Guarantors hereunder; (h) notice of any advances or other disbursements made under the Note or any other Security Instrument; (i) all other notices to which the Guarantors may otherwise be entitled; and (j) all suretyship and guarantor's defenses generally.

      4. Treatment of Security and Security Instruments. The Note shall constitute the primary, independent and continuing obligation of the Guarantors, who shall be jointly and severally liable for payment of the debt evidenced by the Note, the Security Instruments and/or any or all of the security for the Note. The joint and several liability of the Guarantors hereunder and in connection herewith shall not in any way be diminished, released, voided or adversely affected as a result of (a) the Bank's not requiring any or all of the Security Instruments to be executed or properly perfected and filed, (b) any other defect in the lien or security interest of the Bank on any or all of the collateral described in the Security Instruments or otherwise held as security for the Note, even if through the fault or negligence of the Bank, (c) the Bank's failure to perfect or to continue perfection in its security interest and/or lien in or on anything serving as security for the Note or other Obligations, (d) the Bank's failure to require any or all of the Security Instruments to be executed and delivered, (e) the Bank's failure to keep any or all of the Collateral properly insured, (f) the Bank's failure to properly care for the Collateral, (g) the Bank's impairment of the Collateral in any manner whatsoever, or (h) the Bank failing to require all documentation and/or certificates described in the Loan Agreement relative to disbursements of the proceeds of the Note.

      5. Guarantors' Obligations Not Subject to Claims. The Guarantors' Obligations shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim any of the Guarantors may have against the Borrower, any other guarantor, or the Bank, and the obligations of the Guarantors under this Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or in any way modified or affected by, any circumstance or condition (whether or not any of the Guarantors shall have any knowledge or notice thereof), including, but not limited to, any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding.

      6. Acceleration of Guaranty Agreement. If any installment of principal and/or interest on the Note and/or any of the other Obligations are not fully paid when due (and following the lapse of any applicable grace period set forth in the Note) and/or upon the occurrence of any other Event of Default in the Note and/or the Security Instruments, the entire unpaid principal balance of and all accrued and unpaid interest on the Note and the other Obligations shall, at the sole option of the Bank, be deemed to be accelerated and immediately due and payable in full for the purposes of this Guaranty and the joint and several liability of the Guarantors hereunder.

      7. Effect of Borrower's Bankruptcy, Etc. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment made under the Note or toward the satisfaction of any Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, as though such payment had not been made.

      8. Jurisdiction and Venue. The Guarantors agree that any legal action or proceeding against them arising out of this Guaranty may be brought in the courts of the Commonwealth of Kentucky, including, but not limited to the Pike or Fayette Circuit Courts, and hereby irrevocably consent and submit to the jurisdiction of said courts. Nothing herein shall in anyway be deemed to limit the ability of the Bank to serve any writs, process or summons in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantors in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Guarantors irrevocably waive any objection which they either may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or in relation to this Guaranty brought in the courts of the Commonwealth of Kentucky and also irrevocably waive any claim that any such suit, action or proceeding brought in any one of those courts has been brought in an inconvenient forum.

      9. Waiver by Bank. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or future exercises thereof, or the exercise of any right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Bank except as expressly set forth in writing and duly signed and delivered on behalf of the Bank.

      10. Primary and Independent Obligation. The Obligations, including, but not limited to the Note, shall constitute the primary and independent obligations of the Guarantors, who shall be jointly and severally liable for the Obligations, including, but not limited to, the payment of the debt evidenced by the Note, notwithstanding the partial or total invalidity of any of the Obligations, including, but not limited to, the Note.

      11. Waiver of Rights. The Guarantors hereby fully and unconditionally waive and release until the Bank shall have been irrevocably paid and the Note discharged:

            (a) Any and all rights of subrogation, contribution or reimbursement with respect to or from the Borrower or the rights of the Bank in the event any Guarantor is required to perform under this Guaranty; and

            (b) Any and all rights to be subrogated, in whole or in part, to the rights of the Bank arising out of or related to any of the Obligations between the Bank and the Borrower (or any related instrument or document) or any secured rights of the Bank in any assets of the Borrower which secure the indebtedness of the Borrower to the Bank, in whole or in part, in the event any Guarantor makes or is required to make any payment to the Bank pursuant hereto.

      12. Subordination. The Guarantors do hereby agree that all debts, obligations and liabilities of every kind and nature now or hereafter, if any, owing to any and all of the Guarantors by the Borrower (the "Junior Debts") are hereby fully and completely subordinated to the prior repayment of all of the current and future indebtedness of the Borrower to the Bank, including, without limitation, the Note (the "Senior Debt"). The Guarantors shall not seek, claim, recover or accept any property, cash or other payments on account of the Junior Debts from the Borrower or anyone on behalf of the Borrower until the Senior Debt shall have been paid in full. The Guarantors hereby assign to the Bank all of the Guarantors' rights to recover any property, cash or other payments on account of the Junior Debts until the Senior Debt is paid in full and assign to the Bank the Guarantors' rights to administer and vote any claim of the Guarantors against the Borrower in any bankruptcy or insolvency proceeding involving the Borrower.

      13. Heirs and Assigns. The provisions of this Guaranty shall be binding upon the Guarantors and their heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank and its successors, endorsees and assigns.

      14. Severability. The invalidity or unenforceability, whether in general or in any particular circumstance, of any provision of this Guaranty, shall not affect its validity or enforceability in any other circumstance, or any other provision hereof. The Guarantors hereby agree that this Guaranty shall be so interpreted to give effect and validity to all the provisions hereof to the fullest extent permitted by law.

      15. Time of the Essence. Time shall be of the essence in the performance of all of the Guarantors' obligations under this Guaranty.

      16. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky.

      17. Guarantors' Maximum Liability. The maximum joint and several liability of the Guarantors hereunder shall be $499,000.00. Notwithstanding the foregoing maximum joint and several liability of the Guarantors, the Guarantors hereby jointly and severally guaranty payment of interest accruing on the Obligations, and all fees, charges and cost of collecting the Obligations, including reasonable attorneys' fees. The date on which this Guaranty terminates shall be March 10, 2009 (the "Termination Date"), which Termination Date shall not affect the joint and several liability of the Guarantors with respect to (a) Obligations created or incurred prior to the Termination Date or (b) extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to the Obligations on or after the Termination Date. The joint and several liability of the Guarantors hereunder shall survive the payment in full of the Note and other Obligations for a period of one year and one day after the date the Note is paid in full and/or the Obligations are satisfied in full.

      18. Counterparts. This Guaranty may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the day, month, and year first above written.


                               ------------------------------------------
                               MICHAEL E. HEITZ, individually


                               ------------------------------------------
                               VIOLA J. HEITZ, individually

                                      ("Guarantors")

GAH/050584gh

                                      LEASE

      THIS LEASE, made and entered into this 9 day of March, 2005 by and between ROBCOR, LLC, a Kentucky limited liability company (Landlord), and WILTON CONSTRUCTION, LLC, a Kentucky limited liability company, and GKT ENTERPRISES, LLC, a Kentucky limited liability company ( herein collectively referred to as "Tenant").

                                   WITNESSETH:

      In consideration of the premises and the covenants and conditions herein contained, Landlord and Tenant agree as follows:

1. Lease

      Landlord hereby leases to Tenant that certain real property and building which Landlord owns and is located in Fayette County, Kentucky, and more particularly described as 293 and 301 Blue Sky Parkway, Lexington, Kentucky 40509 ("premises").

2. Term

      The term of this lease shall be for a period of three years beginning on March 9, 2005 and ending on March 8, 2008.

3. Rent

      Tenant shall pay monthly rent in advance beginning on February 1, 2005. The amount of the monthly rent due shall be based upon the change, if any, in the prime lending rate as established by Community Trust Bank in Lexington, Kentucky on the 25th day of the preceding month. The "base prime lending rate" as used in this Lease shall be 5.25% at which the monthly rent due from Tenant shall be $4,500.00 ("Monthly Rent"). For each one-quarter point increase in the base prime lending rate, the Monthly Rent shall increase by $75.00. Likewise, for each one-quarter point decrease in the base prime lending rate, the Monthly Rent shall decrease by $75.00. The Monthly Rent, however, shall never be less than $4,500.00, nor greater than $4,800.00.

      Landlord shall notify Tenant of any change in the Monthly Rent by the first day of each month.

4. Security Deposit

      Upon execution of this Lease by both Landlord and Tenant, Tenant shall deposit with Landlord the sum of $4,500.00 as a security deposit. The security deposit will be held by Landlord and may be used by Landlord, in total or in part, to reimburse Landlord for expenses incurred by Landlord to correct the defaults under this Lease resulting from Tenant's actions or inaction. If Landlord uses any portion of the security deposit, the amount used shall be deemed additional rent due form Tenant. Tenant agrees to pay such additional rent to the Landlord on the day the next monthly rental payment is due. The Tenant's failure to pay the additional rent will be deemed an event of default as provided in Section 21 of the Lease. Within forty-five (45) days following the end of the Lease term, Landlord shall return the security deposit to Tenant less any amounts expended by Landlord for damages to the premises or to cure any default of Tenant. The security deposit will bear no interest while it is held by Landlord.

5. Use

      The premises shall be used as a construction company headquarters and for no other purpose without the written consent of the Landlord.

6. Compliance

      Tenant covenants and agrees that in the use and occupancy of said premises, it will comply with all valid federal, state, and municipal laws, regulations, and ordinances and with all lawful requirements of all public authorities. Tenant covenants to comply with federal, state, and local laws and ordinances in regard to nuisance, insofar as the premises are concerned, and that it will not by any act of its own, or its subtenants (if any), render Landlord liable therefor; that it will make good or pay at the expiration of this Lease, or on the vacation of said premises, for all broken glass, put in proper repair all locks, and return all keys to the same or, if lost, pay for the same at a fair valuation.

During the term of this Lease, Tenant agrees promptly to remove all ice, snow, leaves, trash, and debris from any sidewalk in front of the premises and the portions of any parking areas in front of and behind the premises. Tenant shall in all other respects keep, or cause to be kept, in good repair and in a neat, clean and tenantable condition the interior of the premises.

7. Taxes

      Tenant shall pay all real estate taxes and special assessments levied or assessed against the premises. Tenant shall pay all taxes levied or assessed upon the personal property of Tenant located upon the leased premises or which arise out of its possession or use of the premises.

8. Assignment and Subletting

      The premises shall not be sublet, assigned, transferred or set over by Tenant, by process or operation of law, or in any other manner whatsoever, without the prior written consent of Landlord.

9. Utilities

      Tenant shall contract for in its own name and shall, during the term hereof, at its own cost and expense, pay all charges for gas, electricity, waste disposal, water, sewer, and telephone and any other utility services used in or about the premises.

10. Duty to Pay

      No demand for rent need be made at any time by Landlord. It shall be the duty of Tenant to pay the same, when due, without demand and without setoff or deduction for any reason.

11. No Hazardous Materials

      Tenant agrees to comply with all present and future environmental laws and regulations and with all orders of the fire marshal respecting the premises and the use made thereof; that it will not in violation of any applicable environmental law bring on the premises any hazardous or toxic waste, material, substance or other similar term as defined by any present or future federal, state or local environmental statute, regulation, order or ordinance, nor explosives or articles deemed extra-hazardous on account of fire; or use or allow to be used on the said premises any oil, burning fluids, kerosene, or camphor for purposes heating or warming purposes, or anything except incandescent electric lights for illuminating purposes, and that will not use or permit to be used on the premises anything that will invalidate any policies of insurance which may now or hereafter be carried on said premises or said building, or that will increase the rate of insurance thereon. Tenant further agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits or other proceedings, costs and expenses arising directly or indirectly from, or in any way connected with, the presence of any of the above-described substances on the premises attributable to events occurring during the term of this Lease. The covenants of Tenant contained herein shall survive expiration or any earlier termination of this Lease.

12. Signs; Alteration of Premises

      Tenant shall have the right, at Tenant's expense, to place a sign in the front of the demised premises providing that the sign is in compliance with all state and local ordinances and Tenant receives written consent from the Landlord, such consent,not to be unreasonably withheld. Tenant shall not make any alterations, additions or improvements to the premises without first obtaining Landlord's written consent, such consent not to be unreasonably withheld.

13. Maintenance and Repairs

      Tenant accepts the premises in its "as-is" condition and acknowledges that as of the date of execution of this Lease the roof, foundation, structure, HVAC, electrical and plumbing systems are all in good repair and working order. Except as otherwise provided herein, throughout the term of this Lease, Tenant shall, at its sole cost and expense, maintain and make all needed repairs and replacements to the building and premises including the HVAC, electrical, and plumbing systems, parking areas, walks and any and all other portions of the building or premises.

      Tenant shall be responsible for all routine maintenance to the roof and flashing and repairs for minor leaks of the roof, and for routine maintenance and minor repairs to the foundation and structure due to normal wear and tear. Landlord shall be responsible for needed major repairs or replacements to the roof, foundation or building structure. Otherwise, Landlord shall not be required to make any repairs, improvements, additions, replacements, reconstructions or other changes to the premises or building or perform any maintenance thereon during the term of this Lease.

      Tenant shall keep the parking areas and sidewalks free from snow and ice, and maintain the premises and building in a safe and attractive state. In the event Tenant fails to repair or maintain the premises or building as required herein, Landlord, at its sole discretion, may make the necessary repairs and maintenance and charge the cost to Tenant, and Tenant shall immediately pay said costs to Landlord.

14. Inspection

      Landlord and its agents shall have the right to enter said premises upon 24 hour verbal notice for the purpose of inspecting same or exhibiting same to prospective purchasers, tenants, or mortgagees, upon reasonable notice.

15. Damage or Destruction

      In the event the premises or any part thereof are damaged by fire, earthquake, the elements, or any other casualty, Tenant agrees to give immediate written notice thereof to Landlord. In the event that restoration, repair, and rehabilitation is not substantially completed by Landlord within 90 days after receipt by it of notice from Tenant as aforesaid, Tenant may terminate this lease upon the giving of 10 days notice in writing to Landlord, which notice must be given by Tenant to Landlord within 3 days after the expiration of the 90 days. Landlord must notify Tenant in writing within 30 days of the date of damage if Landlord does not intend to restore, repair or rehabilitate the premises, in which case Tenant may terminate this Lease at any time upon the giving of 10 days written notice to Landlord. Landlord shall not be required to repair the premises and shall not be liable to repair or restore any trade fixtures brought or placed upon the leased premises by Tenant.

      If only a part of the said premises shall be damaged so as not to render it totally un-tenantable, the rent shall be reduced on an equitable basis to the extent the Tenant does not have full use of the premises until the premises are restored to the condition which they were in prior to such damage or destruction. If the damage shall be so extensive as to render the entire premises wholly un-tenantable, the rent shall wholly cease from the time of such damage or destruction until Landlord restores the premises to substantially the same condition it was prior to such damage or destruction. If, however, the leased premises shall be totally destroyed or the damage shall be so great that with the exercise of reasonable care and diligence, the premises cannot be restored to its prior condition within 90 days after such damage or destruction, Landlord shall, within 14 days, so notify Tenant in writing. Tenant shall have the option, for a period of 10 days after said notice, to cancel this Lease.

      In the event of a partial loss or total destruction of the premises, the proceeds of the insurance required in Section 18 of this Lease shall be paid to Landlord. Landlord shall have no liability for any loss or injury to any personal property of Tenant destroyed or damaged through casualty loss including, but not limited to, any improvements, furniture, fixtures or equipment. Tenant may, at his option, maintain insurance at its cost which protects Tenant's personal property located on the premises from casualty loss.

16. Condemnation

      If all or a portion of the premises, to the extent that it is no longer practical for Tenant to operate its business, is taken by the power of eminent domain, the Tenant, at its option, may cancel this Lease upon written notice to Landlord.

      Any  award  for  property  taken  by  power  of  eminent  domain  shall be apportioned between the Landlord and Tenant on an equitable basis. In determining the equitable apportionment between Landlord and Tenant, the Landlord shall be entitled to receive such portion of any award or proceeds as shall represent compensation for the value of the building or premises, excluding the value of any improvements to the building or premises made by Tenant, and any severance, consequential, or other damages awarded for the value to Landlord of the remainder of the Lease. Tenant shall be entitled to receive the value of Tenants improvements, in an amount not to exceed the actual cost incurred by Tenant in making said improvements.

      In the event of a partial taking of the premises, and if this Lease has not been terminated as provided above, the condemnation award shall be allocated between the Landlord and Tenant as provided above. In addition, the Lease shall remain in full force and effect with respect to the remainder of the premises, except that rent payable by Tenant from and after the date of taking, taking into account the amount, location and value of the premises which were the subject of the taking, shall be reduced on an equitable basis to the extent the Tenant does not have full use of the premises. In the event the parties cannot agree to the amount of reduction in rent within thirty (30) days after the date of taking, that amount shall be determined by a qualified appraiser jointly selected by (and the expense shall be shared equally by) Landlord and Tenant.

17. Indemnification

      Landlord shall not be liable for injury to persons or damage to property occurring in or upon the premises or on any sidewalk in front of the premises, during the term of this Lease, and upon demand, Tenant shall indemnify, defend and hold Landlord harmless from any and all claims as a result of personal injury or property damage in or upon the premises or on any sidewalk in front of the premises during the term of the Lease, unless due to the negligence or misconduct of Landlord or its employees, agents, or contractors.

18. Insurance Requirements

      (a) Tenant's Liability Insurance. Throughout the Term of this Lease, Tenant shall maintain in force, commercial general liability insurance (including liability due to onpremises operations arising from explosion, collapse and underground coverage, blanket contractual coverage and broad-form property damage coverage) under a policy or policies providing combined single limit coverage of not less than one million dollars ($1,000,000.00) for each occurrence and a one million dollar ($1,000,000.00) aggregate, together with comprehensive automobile liability insurance for any automobiles owned by Tenant and utilized in connection with the business conducted on the premises (covering both bodily injury and property damage) under a policy or policies providing combined single limit coverage of not less than one million dollars ($1,000,000.00) and workmen's compensation and employer's liability insurance in such amounts as shall be required by law from time to time. All such insurance shall name Landlord and Landlord's Mortgagees as additional insured's.

      (b) Tenant's Casualty Insurance. Throughout the Term of this Lease, Tenant shall keep the premises and building and all portions thereof, including all fixtures and equipment in or appurtenant to the premises or building essential to the operation and maintenance of the building and operation of the business conducted upon the premises and all alterations, changes or additions thereto, insured for the benefit of the Landlord, Landlord's Mortgagee and Tenant, and naming such parties as insureds as their respective interests may appear, against loss or damage by fire or other casualties covered by a customary "special perils" coverage endorsement in the amount of $504,000.00, and at all times sufficient to meet the coinsurance requirements under such policy, without allowance or deduction for depreciation and with the lowest deductible which is obtainable at reasonable cost. Tenant shall bear the cost of all deductibles. Landlord reserves the right to increase the coverage amount to cover any increase in the value of the premises. During any period in which construction, renovation alteration, or substantial repair work is being performed on the building (of which Tenant shall notify the Landlord), Tenant shall maintain in force builder's all-risk coverage, with fire and extended coverages, including endorsements providing explosion, collapse, and underground coverages, which shall include or shall be written as an endorsement to the casualty coverage required by the preceding sentence. Such builder's all-risk coverage shall protect the interests of Landlord and Tenant Landlord's Mortgagee and Tenant's contractors. Tenant shall further insure all of its personal property, equipment and trade fixtures for the replacement cost thereof, all of which shall be maintained upon the premises throughout the Term at the sole risk of Tenant.

      (c) Copies of all insurance policies shall be sent by Tenant's insurers to Landlord and Landlord's mortgagee prior to the execution of this Lease. In addition, Tenant shall instruct all insurers that during the term of this Lease, all correspondence, including, but not limited to, premium notices, renewal notices, or coverage changes shall also be sent to Landlord and Landlord's mortgagee.

19. No Surrender

      It is mutually agreed that no surrender of the premises, or of any portion of the term herein created, shall be valid unless accepted by Landlord in writing.

20. Default

      Tenant agrees that an event of default shall occur if (i) the Monthly Rent due under this Lease, or any part thereof, shall be unpaid for 10 days after the same is due, or (ii) if Tenant shall fail to keep and perform any of the other covenants, conditions, provisions, and agreements herein contained to be kept and performed by Tenant, and said default shall continue for 15 days after written notice thereof has been given Tenant by Landlord, or (iii) if the leasehold interest of Tenant shall be levied upon under any execution which is not removed within 10 days. In any such event, Landlord may, at its option, terminate Tenant's right to possess the premises, accelerate and declare all remaining Monthly Rent provided for under this Lease to be immediately due and payable in full in an amount based upon the amount of Monthly Rent due during the month in which the default occurred, and re-enter the premises and change the locks, with or without terminating this Lease. Tenant hereby waives all requirements of notice to vacate except as provided in this paragraph and agrees to surrender possession of the premises peaceably. Tenant shall pay all costs incurred by Landlord as a result of a breach of this Lease by Tenant including attorney fees, broker fees or commissions, and cost of fit-up and re-letting expenses. Any personal property remaining on the premises after Landlord re-enters the property shall be deemed abandoned by Tenant.

21. Return of Premises

      Tenant agrees immediately upon the termination of Tenant's right to possess the premises, for any of the causes specified in this Lease, and whether or not the Lease is thereby terminated, or upon the expiration of said Lease by lapse of time, to remove all effects belonging to Tenant from the premises, and to vacate and surrender possession of said premises to Landlord in the same condition as when received (ordinary wear, tear and depreciation excepted), including all improvements added thereto by either party, except trade fixtures installed at the expense of Tenant, which may be removed at the expense of Tenant, subject to any statutory lien in favor of Landlord, and subject to the Tenant's duty to repair any damage caused by its removal of said trade fixtures.

      If such possession be not immediately surrendered, it is agreed that Landlord may forthwith re-enter said premises and remove any persons or effects therefrom, using such force as may be necessary for that purpose without being deemed guilty in any manner of trespass, forcible entry, or detainer; said Tenant hereby expressly agrees that the mailing of a written notice by regular mail of Landlord's intention to terminate this lease, or reenter said premises, in the manner herein provided for noticed, three (3) days in advance of the actual re-entry, shall be the only notice required, and expressly waives the service of any demand for the payment of Monthly Rent or other money due Landlord hereunder, and the service of any and every other notice or demand within the meaning of the Kentucky Revised Statutes.

      The receipt by Landlord of partial payment from Tenant of any past due Monthly Rent after Landlord had given notice to Tenant of its intention to terminate the Lease, or after the termination thereof, shall not operate in any way to reinstate, continue, or extend the term of this Lease, of affect any notice given prior thereto, it being agreed that the payment of said rent shall not waive or affect any notice, suit, or judgment.

      If Tenant neglects or refuses to remove all effects belonging to Tenant from the premises immediately upon the termination or expiration of this Lease as provided above, it is agreed that Landlord may, at its option, remove the same or any part thereof, and store the effects so removed without liability to Tenant for the loss thereof, in such event, Tenant agrees to pay Landlord for any and all expenses incurred in removing and storing said effects. Alternately, Landlord may, at its option, upon 10 days' written notice to Tenant, sell said effects, or any of them, for such price as Landlord deems best, and apply the proceeds of such sale to the payment of any amounts due Landlord from Tenant under this Lease, including the cost of removing, storing, or selling said effects.

22. Holdover

      If, without the execution of a new Lease or written extension and with the consent of Landlord, Tenant shall hold over after the expiration of the term of this Lease, Tenant shall be deemed to be occupying the premises as a tenant from month to month, which tenancy may be terminated by either party upon 30 days' written notice to the other. During such tenancy, Tenant hereby agrees to pay to Landlord 1 1/2 times the amount of the Monthly Rent that would be due for such a period at the rate specified herein, and to be otherwise bound by all of the other terms, covenants and conditions as herein specified. This provision shall not operate as a waiver by Landlord of any right of re-entry hereinabove provided.

23. No Waiver

      The failure of Landlord to insist upon a strict performance by Tenant of any of the covenants or conditions of this Lease, or to declare a forfeiture for any violations thereof, or to exercise any option conferred on it hereunder, shall not be construed as a waiver or relinquishment for the future of its right to insist upon a strict compliance by Tenant with all the covenants, agreements, and conditions thereof, or its right to exercise said options, or to declare a forfeiture for the violation of such condition or agreement, if the violation be continued or repeated.

24. No Alterations

      Tenant will not permit or make any alterations of or upon any part of the premises except with the prior written consent of Landlord, which shall not be unreasonably withheld. All alterations and additions to the premises, except trade fixtures, shall remain for the benefit of Landlord unless otherwise agreed in writing by Landlord. Tenant further agrees, in the event of such alterations, to indemnify and save Landlord harmless from all expenses, liens, claims, or damages to persons, property or the premises arising out of or resulting from the undertaking or making of said alterations or additions.

25. Notices

      All notices to be given by Landlord to Tenant in pursuance of the terms of this Lease, or otherwise, shall be deemed to be fully given if sent by regular mail addressed to Skilton Construction, LLC at 301 Blue Sky Parkway, Lexington, Kentucky, 40509, and GKT Enterprises, LLC at P.O. Box 22173, Lexington, KY, 40522, or such other address of Tenant as may be furnished to Landlord in writing from time to time. All notices to be given by Tenant to Landlord, pursuant to terms of this Lease, or otherwise, shall be deemed to be fully given if sent by regular mail to 3505 Castlegate Court, Lexington, Kentucky, 40502 to such other address as Landlord may advise Tenant to use.

26. Priority of Lease

      This Lease shall automatically be subordinate to any and all mortgages and other security instruments now existing, or which may hereafter be made by Landlord covering the premises and/or the real property underlying the same, and Tenant covenants to make, execute, acknowledge and deliver upon request any and all documents or instruments demanded by Landlord which may be necessary for more fully assuring the subordination of this lease to any such mortgages or other security instruments. If requested by mortgage, Tenant shall execute a separate subordination, attornment and non-disturbance agreement.

27. Estoppel Certificate

      Tenant shall at any time and from time to time execute, acknowledge and deliver to Landlord, or to such party as may be designated by Landlord, a statement in writing certifying: (a) that this Lease is unmodified and in full force and effect (or if there has been any modification hereof that the same is in full force and effect as modified and stating the nature of the modification or modifications); (b) that to the best of its knowledge, Landlord is not in default under this Lease (or if any such default exists the specific nature and extent thereof); (c) the date to which rent and other charges have been paid in advance, if any; and (d) such other matters as Landlord shall request.

28. Entire Agreement

      This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the premises and the other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect, and the covenants and agreements of this Lease cannot be altered, changed modified or added to except in writing signed by Landlord and Tenant. No representation, inducement, understanding or anything of any nature whatsoever made, stated or represented on Landlord's behalf, either orally or in writing (except this Lease), has induced Tenant to enter into this Lease.

29. Severability

      Any provision or provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and the remaining provisions hereof shall remain in full force and effect.

30. Attorney Fees

      In the event Landlord employs an attorney to secure Tenant's performance of any of its obligations under the terms and conditions of this Lease, Tenant shall be liable for Landlord's reasonable attorney fees and other costs or expenses incurred by Landlord in connection therewith.

31. Waiver

      The parties to this Lease hereby waive their rights to a jury trial in the event of legal action between the parties. The Tenant hereby further waives any right of permissive counterclaims, counter suit, or set-off in the event of legal action between the parties to this Lease.

32. Successors and Assigns

      This Lease shall be binding upon and enure to the benefit of the parties hereto, their successors and assigns.

33. Liens

      If, because of any act or omission of Tenant or anyone claiming through or under Tenant, any mechanic's or other lien is filed against the premises or against Landlord, Tenant shall at its sole cost and expense, cause the same to be cancelled and discharged of record within 30 days after the date of filing, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses, or damages whatsoever, including reasonable attorney fees.

34. Right of First Refusal

      Landlord hereby grants Tenant a right of first refusal to purchase the premises during the term of this Lease under the following terms and conditions:

      (A) Tenant shall not be in default under any of the terms or conditions of this Lease.

      (B) In the event Landlord receives a bonafide offer from a third party during the term of this Lease which is acceptable to Landlord, Landlord will notify and extend to Tenant by written notice, the right of first refusal to purchase the premises upon the same terms and conditions as contained in the bonafide offer. Within 10 days from the date of Landlord's notice to Tenant, the Tenant must exercise the right of first refusal by giving written notice to Landlord of its intent and commitment to purchase the premises upon the same terms and conditions as the bonafide offer. Tenant must close the purchase of the premises within 60 days of the date of Tenant's written notice to Landlord of its intent to exercise its right of first refusal. Time is of the essence with regard to all of Tenant's deadlines contained herein.

35. Quiet Enjoyment

      Provided Tenant performs all of its covenants and conditions contained herein, Landlord covenants that Tenant shall have the peaceful and quiet enjoyment of the premises, subject to easements, restrictions and other matters of record, and that Landlord will defend Tenant in the peaceful and quiet enjoyment of the premises against the lawful claim of any persons claiming by, through or under Landlord.

      IN WITNESS WHEREOF, Landlord and Tenant, either in person or through their officers who have been duly authorized to take such action, have caused this Lease to be executed as of the date first above written.

LANDLORD: ROBCOR, LLC


By: /s/ Michael E. Heitz, member
    ----------------------------------
    MICHAEL E. HEITZ, MEMBER

TENANT:
SKILTON CONSTRUCTION, LLC


By: /s/ Kevin [ILLEGIBLE]
    ----------------------------------
Title: Managing Member
       -------------------------------

GKT ENTERPRISES, LLC


By: /s/ Kevin [ILLEGIBLE]
    ----------------------------------
Title: Managing Member
       -------------------------------